Exhibit 99.1

Filed by: Supernus Pharmaceuticals, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Supernus Pharmaceuticals, Inc.

Commission File No.: 001-35518

Date: August 3, 2026

Supernus Pharmaceuticals and Indivior Pharmaceuticals to Merge, Creating a Diversified CNS Biopharmaceutical Leader with Significant Scale

•   Combines highly complementary businesses, with a diversified portfolio of CNS medicines totaling approximately $2.2 billion in combined annual revenues

•        Enhanced financial position and free cash flow generation enabling greater financial flexibility to pursue internal and external growth opportunities

•        Combined company expected to benefit from immediate scale and $125 million of expected annual cost synergies

•        Combined entity to be named Supernus, Inc. and Jack Khattar to serve as President and Chief Executive Officer

•        Companies to host joint conference call at 8:30 a.m. EDT today

Rockville, Md., and Richmond, Va., August 3, 2026 – Supernus Pharmaceuticals, Inc. (Nasdaq: SUPN) and Indivior Pharmaceuticals, Inc. (Nasdaq: INDV) today announced that they have entered into a definitive agreement to combine in a tax-free all-stock merger of equals transaction to create a leading diversified, central nervous system (CNS) biopharmaceutical company with significant scale. The transaction is expected to generate significant value for stockholders of both companies, realizing $125 million in expected annual cost synergies. The combined entity will be named Supernus, Inc. and will be listed on the Nasdaq Global Market under the ticker symbol “SUPN”. Upon completion of the transaction, Jack Khattar, Supernus Pharmaceuticals President and Chief Executive Officer, will serve as President, Chief Executive Officer and a member of the Board of Directors of the combined company, and Tony Kingsley, a member of Indivior’s Board of Directors, will serve as Board Chair of the combined company.

“This merger brings together two complementary organizations with a shared vision of improving the lives of people living with central nervous system diseases,” said Jack Khattar, Supernus Pharmaceuticals President and Chief Executive Officer. “With our combined commercial expertise and enhanced capabilities, we are well positioned to drive significant, durable growth across our diversified portfolio of medicines. This transaction also provides us with greater financial flexibility to pursue growth initiatives to potentially accelerate value creation for stockholders.”

“Under Jack’s leadership, we are excited by the potential of the combination and confident in Supernus’ future,” said Joe Ciaffoni, Indivior Pharmaceuticals Chief Executive Officer. “Bringing our two organizations together is intended to deliver greater value to the patients, healthcare communities, and stockholders we serve. After the closing of the proposed merger, all three phases of the Indivior Action Agenda will have been successfully completed.”

Strategic and Financial Rationale

•	Diversified and scaled portfolio of medicines that treat CNS diseases: The combined company will have a commercial portfolio of 11 differentiated medicines across psychiatry, neurology and addiction, with key growth products currently expected to continue growing well into the 2030s.

•	Accelerates profitable growth and cash flow generation: The combined company is expected to generate pro forma net revenue of $2.2 billion and pro forma adjusted EBITDA of $888 million(1)(2).

•	Strong financial profile enables increased flexibility and capacity to pursue growth opportunities: The combined company will have a strong balance sheet with net debt of approximately $878 million(3) and a net leverage ratio of <1x(4). The transaction provides the combined company with increased financial flexibility and capacity to pursue additional growth opportunities, including investing in the growth of the combined current commercial portfolio, advancing Supernus Pharmaceuticals’ innovative pipeline programs, and evaluating business development opportunities to expand and enhance the combined business.

•	Proven leadership team with a track record of building successful commercial franchises and successfully integrating acquisitions: The transaction brings together experienced teams with successful track records of developing, launching, and commercializing medicines to address significant unmet needs, as well as successfully integrating acquired businesses. In addition, the combined company will have the capabilities to drive innovative internal research and development and execute additional strategic acquisitions.

Governance and Headquarters

The combined company’s Board is expected to have a total of eight directors, including four directors from Supernus Pharmaceuticals, including Jack Khattar as President and Chief Executive Officer, and four directors from Indivior Pharmaceuticals, including Tony Kingsley as Board Chair.

Supernus Pharmaceuticals’ headquarters in Rockville, Md., will serve as the combined company’s global headquarters following completion of the merger. The structure of the leadership team of the combined organizations and the names of all directors will be announced prior to or in conjunction with the closing of the transaction.

Transaction Details

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, Supernus Pharmaceuticals stockholders will receive 1.5401 common shares of Indivior Pharmaceuticals for each share of Supernus Pharmaceuticals they own. Indivior Pharmaceuticals stockholders will receive a one-time special cash dividend of $1.0 billion in aggregate immediately prior to closing of the merger. To finance the dividend to Indivior Pharmaceuticals stockholders, the companies have secured a debt commitment of $650 million through a term loan facility provided by Citibank N.A. with the remaining portion to be funded by existing cash on hand of the combined company. Upon the close of the transaction, Indivior Pharmaceuticals stockholders will own approximately 56.5% of the combined company, and Supernus Pharmaceuticals stockholders will own approximately 43.5% of the combined company, on a fully diluted basis.

The transaction is expected to close in the fourth quarter of 2026, subject to approval by stockholders of both companies, regulatory approvals and customary closing conditions.

In separate press releases issued today, Supernus and Indivior will each report financial results for second quarter ended June 30, 2026. The press releases will be available in the Investor Relations sections of the companies' respective websites.

As a result of the transaction announcement, Supernus and Indivior will host the joint transaction conference call in lieu of their previously scheduled second quarter 2026 earnings conference calls.

Advisors

Cantor Fitzgerald & Co. is serving as lead financial advisor to Supernus Pharmaceuticals. Wells Fargo also served as an additional financial advisor to Supernus Pharmaceuticals. Saul Ewing LLP is serving as legal counsel to Supernus Pharmaceuticals and Morgan Lewis UK is serving as legal advisors to Supernus Pharmaceuticals with respect to certain Canadian and European Union matters.

Jefferies LLC and Piper Sandler & Co. are serving as joint financial advisors to Indivior and Goodwin Procter LLP is serving as legal counsel to Indivior. Citi also provided financial advice to Indivior, and Citibank, N.A. is providing committed financing in support of the transaction.

Additional information about the transaction can be found on the Supernus and Indivior websites, which are listed below.

Conference Call and Webcast Details:

Supernus and Indivior will host a joint conference call and webcast presentation today, August 3, 2026, at 8:30 a.m. EDT. A live webcast will be available here or from the Investor Relations section of both companies’ websites at Supernus Events & Presentations and www.indivior.com.

Participants may also pre-register any time before the call here. Once registration is completed, participants will be provided a dial-in number with a personalized conference code to access the call. Please dial in 15 minutes prior to the start time.

A replay of the webcast will be available following the event.

An investor presentation, which will be referenced during the webcast, is also available from the Investor Relations section of both companies' websites.

About Supernus Pharmaceuticals

Supernus is a biopharmaceutical company focused on developing and commercializing products for the treatment of central nervous system (CNS) diseases.

Supernus’ diverse neuroscience portfolio includes approved treatments for attention-deficit hyperactivity disorder (ADHD), dyskinesia in Parkinson’s disease (PD) patients receiving levodopa-based therapy, hypomobility in PD, postpartum depression (PPD), epilepsy, migraine, cervical dystonia, and chronic sialorrhea. We are developing a broad range of novel product candidates for CNS disorders.

For more information, please visit www.supernus.com.

About Indivior Pharmaceuticals

As the leader in long-acting injectable treatments for opioid use disorder (OUD), Indivior is singularly focused on delivering evidence-based treatment and advancing understanding of OUD as a chronic but treatable brain disease. For more than 25 years, we have revolutionized the science of addiction medicine, developing treatments that help people move toward long-term recovery with independence and dignity. Building on this heritage, we are ushering in a new era, renewing our commitment to individuals living with OUD and carrying forward what matters most: compassion, integrity, and science. Together – with science, people living with OUD, public health champions, and communities – we are powering recovery and renewing hope. Visit www.indivior.com to learn more. Connect with Indivior on LinkedIn by visiting www.linkedin.com/company/Indivior.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Indivior intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of Indivior and a joint proxy statement of Indivior and Supernus (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to Indivior’s stockholders and Supernus’ stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Indivior and Supernus with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Indivior with the SEC will be available free of charge on Indivior’s website at www.indivior.com or by contacting Indivior’s Investor Relations at InvestorRelations@indivior.com. Copies of the documents filed by Supernus with the SEC will be available free of charge on Supernus’ website at www.supernus.com.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication does not constitute a prospectus or prospectus equivalent document. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Indivior and Supernus and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about directors and executive officers of Indivior is available in the Indivior proxy statement for its 2026 Annual Meeting, which was filed with the SEC on March 27, 2026. Information about directors and executive officers of Supernus is available in the Supernus proxy statement for its 2026 Annual Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from Indivior and Supernus as indicated above.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Supernus’s and Indivior’s respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “would,” “could,” “should,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. These statements, including statements regarding the proposed merger of equals of Supernus and Indivior, the expected timing of the closing, and the anticipated benefits and prospects of the combined company, are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that the proposed merger may not be completed in a timely manner or at all; the failure to obtain the required approvals of Supernus' or Indivior’s stockholders; the failure or delay in obtaining required regulatory approvals, or the imposition of conditions in connection therewith; the failure to satisfy the other conditions to closing; the possibility that a competing or superior acquisition proposal is made; the fact that the exchange ratio is fixed and will not be adjusted for changes in the market price of Supernus or Indivior shares; the effect of the announcement, pendency or completion of the transaction on the market price of Supernus and Indivior shares; the effect of the additional indebtedness incurred to fund the Special Dividend on the combined company; the effects of business disruption resulting from the announcement or pendency of the transaction; the diversion of management’s attention and resources from ongoing business operations; the effect of the transaction on the parties’ ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; restrictions during the pendency of the transaction that may limit the parties’ ability to pursue business opportunities or strategic transactions; the risk that the anticipated benefits, synergies and cost savings may not be realized within the expected timeframe or at all; the difficulties and costs of integrating the two businesses; significant transaction costs and/or unknown or inestimable liabilities; the risk that the merger does not qualify for its intended treatment as a tax-free reorganization; the occurrence of any event that could give rise to termination of the merger agreement, including in circumstances requiring payment of a termination fee; the risk of stockholder litigation in connection with the transaction; the impact of macroeconomic and market conditions, including economic downturns, international conflict, trade disputes and tariffs; and the other risks identified in Supernus' and Indivior’s filings with the SEC and in the joint proxy statement/prospectus when it becomes available. There can be no assurance that the proposed merger will in fact be consummated in the manner described or at all. These forward-looking statements speak only as of the date of this presentation and neither Supernus nor Indivior undertakes any obligation to update any forward-looking statement, except as required by applicable law. This presentation also contains non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin and cost synergies, which are not calculated in accordance with GAAP, should be considered in addition to and not as substitutes for the most directly comparable GAAP measures, and may not be comparable to similarly titled measures used by other companies.

Non-GAAP Financial Measures

Non-GAAP financial measures adjust for non-recurring items and other items representing expenses or income that we believe do not reflect the Companies’ ongoing operations or the adjustment of which may help with the comparison to prior periods. The Companies’ believe their non-GAAP financial measures may be useful to investors to understand each Companies’ performance.

Supernus Pharmaceuticals Contacts

Investors	Peter Vozzo	ICR Healthcare	+1 443 213 0505 peter.vozzo@icrhealthcare.com
Media	Diana Torres-Bixby	Burson Global	+1 917 686 0517 Diana.torres-bixby@bursonglobal.com

Indivior Pharmaceuticals Contacts

Investors	Jason Thompson	VP, Investor Relations	+1 804 402 7123 jason.thompson@indivior.com
Media	Cassie France-Kelly	VP, Communications	+1 804 594 0836 Indiviormediacontacts@indivior.com

(1)	Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income adjusted to exclude interest expense, interest income, income tax expense or benefit, depreciation and amortization, stock-based compensation, and other adjustments reflecting changes in our business that do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

(2)	Includes expected annual cost synergies of $125 million.

(3)	Pro forma net debt reflects reported net debt as of 6/30/26, adjusted for the addition of $650 million of debt assumed to be drawn to fund the dividend and the dividend payment. Pro forma net debt does not reflect transaction costs, financing fees, or costs to achieve synergies.

(4)	Pro forma net debt (gross debt less cash and cash equivalents) divided by LTM Adjusted EBITDA (Adjusted Operating Earnings), including expected annual cost synergies of at least $125 million.